UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 18, 2024

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue
Newport News Virginia	23607
(Address of principal executive offices)	(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2024, Huntington Ingalls Industries, Inc. (the “Company”) completed a public offering of $500 million aggregate principal amount of 5.353% Senior Notes due 2030 (the “2030 Notes”) and $500 million aggregate principal amount of 5.749% Senior Notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Notes,” and such offering, the “Notes Offering”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of November 13, 2024, among the Company, the Guarantors (as defined below) and J.P. Morgan Securities LLC, BofA Securities, Inc., Mizuho Securities USA LLC, Scotia Capital (USA) Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Notes Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3, File No. 333-281250, of the Company and the Guarantors (the “Registration Statement”).

The Notes were issued pursuant to an indenture, dated as of November 18, 2024 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 18, 2024 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), each among the Company, the Guarantors and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

The Notes are fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, by each of the Company’s domestic subsidiaries that guarantees debt under the Company’s amended and restated revolving credit facility and, subject to certain exceptions, any domestic subsidiaries that guarantee the Company’s debt in the future under any other credit facilities or capital markets debt (collectively, the “Guarantors,” and such guarantees, the “Guarantees”).

The Notes and the Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and rank:

•	senior in right of payment to all of the Company’s and the Guarantors’ future senior subordinated and subordinated indebtedness;

•	equally in right of payment with any of the Company’s and the Guarantors’ existing and future unsubordinated indebtedness;

•	effectively junior to all of the Company’s and the Guarantors’ secured indebtedness to the extent of the value of the assets securing such indebtedness; and

•	structurally junior to all of the obligations, including trade payables, of any of the Company’s subsidiaries that do not guarantee the Notes.

Interest on the 2030 Notes will accrue at a rate of 5.353% per annum on the principal amount from November 18, 2024, payable semi-annually on January 15 and July 15 of each year, beginning on July 15, 2025. The 2030 Notes will mature on January 15, 2030, subject to earlier redemption or repurchase. Interest on the 2035 Notes will accrue at a rate of 5.749% per annum on the principal amount from November 18, 2024, payable semi-annually on January 15 and July 15 of each year, beginning on July 15, 2025. The 2035 Notes will mature on January 15, 2035, subject to earlier redemption or repurchase.

Subject to certain qualifications and exceptions, the Indenture restricts the Company’s and certain of its subsidiaries’ ability to incur certain debt secured by liens or enter into certain sale and leaseback transactions, and limits the Company’s and each Guarantor’s ability to consolidate, merge or sell or otherwise dispose of all or substantially all of its assets.

Upon the occurrence of a “change in control triggering event,” subject to certain exceptions, the Company must offer to repurchase the Notes of the applicable series at a purchase price of 101% of the principal amount of such notes plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The Indenture includes customary events of default, including payment defaults, failure to pay certain other indebtedness and certain events of bankruptcy or insolvency. If certain events of default occur, the Indenture would permit the Trustee or holders of at least 25% in aggregate principal amount of the Notes of a series then outstanding to declare the principal of and unpaid interest on the Notes of each series to be immediately due and payable.

The Company may redeem the Notes of each series, in whole or in part, at the applicable “make-whole” redemption price, plus accrued and unpaid interest on the principal amount of the applicable series of Notes being redeemed to, but excluding, the redemption date of the applicable series of Notes being redeemed.

The foregoing descriptions of the Underwriting Agreement, the Indenture, and the Notes are qualified in their entirety by the terms of such documents. The following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and in the Registration Statement: Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 5.1, 5.2 and 5.3.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 13, 2024, among Huntington Ingalls Industries, Inc., the guarantors named therein and J.P. Morgan Securities LLC, BofA Securities, Inc., Mizuho Securities USA LLC, Scotia Capital (USA) Inc., U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

4.1	Indenture, dated as of November 18, 2024, among Huntington Ingalls Industries, Inc., the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee

4.2	First Supplemental Indenture, dated as of November 18, 2024, among Huntington Ingalls Industries, Inc., the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee, relating to 5.353% Senior Notes due 2030 and 5.749% Senior Notes due 2035

4.3	Form of 5.353% Senior Notes due 2030 (included in Exhibit 4.2)

4.4	Form of 5.749% Senior Notes due 2035 (included in Exhibit 4.2)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Tiffany M. King, Esquire

5.3	Opinion of Ballard Spahr LLP

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

November 18, 2024	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President, Associate General Counsel and Secretary